UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2015

Inotek Pharmaceuticals Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 Hartwell Avenue Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 676-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 16, 2015, Inotek Pharmaceuticals Corporation (the “Company”) issued a press release announcing that dosing of patients has commenced in its first pivotal Phase 3 trial of trabodenoson for the treatment of glaucoma. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release, dated October 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2015	INOTEK PHARMACEUTICALS CORPORATION

	By:	/s/ Dale Ritter
Dale Ritter
Vice President — Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 16, 2015